UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2004

Imagis Technologies Inc.

British Columbia, Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

1630 – 1075 West Georgia Street
Vancouver, British Columbia
Canada

V6E 3C9

_________________

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

Item 9.

Regulation FD Disclosure

Attached as an exhibit to this report is a press release dated August 19, 2004.  The exhibit is being furnished pursuant to this Item 9, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagis Technologies Inc.

Date: August 19, 2004

By:

_/s/ Wayne Smith_________________

Wayne Smith

Vice President Finance, Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

99.1

Press Release dated August 19, 2004.

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

IMAGIS ANNOUNCES OPTION GRANTS

VANCOUVER, CANADA, August 19, 2004 -- Imagis Technologies Inc. (“Imagis”) (OTCBB: IMTIF; TSX-V: WSI; DE: IGYA) announced today that as part of its company-wide annual option allocation review it has granted a total of 945,000 options to officers and directors of the Company at an exercise price of $0.40 with an expiry date of August 18, 2007. One third of these options will vest immediately, one third will vest one year from the date of grant, and the final third will vest two years from the date of grant.

About Imagis Technologies Inc.

Based in Vancouver, British Columbia, Imagis specializes in developing and marketing software products that enable integrated access to applications and databases. The company also develops solutions that automate law enforcement procedures and evidence handling. These solutions often incorporate Imagis’ proprietary facial recognition algorithms and tools. Using industry standard “Web Services”, Imagis delivers a secure and economical approach to true, real-time application interoperability. The corresponding product suite is referred to as the Briyante Integration Environment (BIE).

Numerous production deployments of BIE have demonstrated stunning reductions in the time, complexity, and risk associated with defining, implementing, and supporting integrated access to physically and technologically disparate computers. The broad ranging applicability of BIE into a variety of areas (e.g., health care, financial services, government services, telecommunications, etc.) has been clearly demonstrated by recent, highly-successful deployments in the United States and Canada. Imagis booking and facial recognition systems are deployed in Canada, the United Kingdom, United States, Mexico and the Far East.

Imagis is a Microsoft Gold Certified Partner.

For information about Imagis or the company’s products and services, please refer to www.imagistechnologies.com.

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ON BEHALF OF THE BOARD OF DIRECTORS

“Roy Trivett”

President and CEO, Imagis Technologies Inc.

Media and Investor Inquiries:

Eric Westra - Manager, Marketing & Communications

Imagis Technologies Inc.

Phone: +1-604-684-2449 Ext. 226

E-mail: info@imagistechnologies.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Imagis Technologies Inc.’s Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.